Supplemental Information on Oil and Natural Gas Operations (Unaudited) - Costs Incurred in Crude Oil and Natural Gas Activities (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Acquisition costs
Proved properties	$ 339,130	$ 115,760	$ 0
Unproved properties	279,402	117,395	3,704
Development costs	88,460	106,261	75,374
Exploration costs	242,929	17,547	11,226
Capitalized asset retirement costs	697	948	297
Total	$ 950,618	$ 357,911	$ 90,601